                                                                    Exhibit 10.5





                            COOPER INDUSTRIES, INC.
                              SUPPLEMENTAL EXCESS
                              DEFINED BENEFIT PLAN
                          (August 1, 1990 Restatement)

                            COOPER INDUSTRIES, INC.
                              SUPPLEMENTAL EXCESS
                              DEFINED BENEFIT PLAN
                          (August 1, 1990 Restatement)


         WHEREAS, Cooper Industries, Inc. (thereinafter referred to as the "Company") maintains the Cooper Industries, Inc. Supplemental Excess Defined Benefit Plan (hereinafter referred to as the "Plan") for the benefit of a select group of management employees of the Company and its subsidiaries; and

         WHEREAS, Champion Spark Plug Company, which was acquired by, and is a wholly-owned subsidiary of, the Company, maintains the Excess Benefit Plan for Participants in the Champion Spark Plug Company Salaried Employees' Retirement Income Plan (hereinafter referred to as the "Champion Excess Plan") and Champion Spark Plug Company Supplemental Benefit Plan (hereinafter referred to as the "Champion Supplemental Plan"); and

         WHEREAS, Cameron Iron Works USA, Inc., which maintained the Restoration of Retirement Income Plan for Certain Participants in the Cameron Iron Works, Inc. Retirement Plan for Salaried Employees (hereinafter referred to as the "Cameron Excess Plan"), was merged into the Company; and

         WHEREAS, the Company desires to merge the Champion Excess Plan, the Champion Supplemental Plan, and the Cameron Excess Plan into the Plan;

         NOW, THEREFORE, effective as of the close of business on July 31, 1990, the Champion Excess Plan and the Champion Supplemental Plan are hereby merged into and made part of the Plan, and effective as of the close of business on August 31, 1990, the Cameron Excess Plan is hereby merged into and made part of the Plan, and effective as of

August 1, 1990, the Plan is hereby amended and restated as hereinafter set forth.

                                   ARTICLE I

                                  DEFINITIONS


         1.1 DEFINITIONS. Except as otherwise required by the context, the terms used in the Plan shall have the meaning hereinafter set forth.

         (a) BENEFICIARY. The term "BENEFICIARY" shall mean the person who, in accordance with the provisions of Article V, shall be entitled to receive distribution hereunder in the event a Participant dies before his interest under the Plan has been distributed to him in full.

         (b) CAMERON EXCESS PLAN. The term "CAMERON EXCESS PLAN" shall mean the Restoration of Retirement Income Plan for Certain Participants in the Cameron Iron Works, Inc. Retirement Plan for Salaried Employees as in effect on August 31, 1990.

         (c) CHAMPION EXCESS PLAN. The term "CHAMPION EXCESS PLAN" shall mean the Excess Benefit Plan for Participants in the Champion Spark Plug Company Salaried Employees' Retirement Income Plan as in effect on July 31, 1990.

         (d) CHAMPION SALARIED PLAN. The term "CHAMPION SALARIED PLAN" shall mean the Champion Spark Plug Company Salaried Employees' Retirement Income Plan which was merged with the Cooper Salaried Plan effective July 31, 1990.

         (e) CHAMPION SUPPLEMENTAL PLAN. The term "CHAMPION SUPPLEMENTAL PLAN" shall mean the Champion Spark Plug Company Supplemental Benefit Plan.

         (f) CODE. The term "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

         (g) COMPANY. The term "COMPANY" shall mean Cooper Industries, Inc., an Ohio corporation, its corporate successors, and the surviving corporation resulting from any merger of Cooper Industries, Inc. with any other corporation or corporations.

         (h) COOPER DEFERRAL PLAN. The term "COOPER DEFERRAL PLAN" shall mean the Cooper Industries, Inc. Management Incentive Compensation Deferral Plan, as amended from time to time.

         (i) COOPER SALARIED PLAN. The term "COOPER SALARIED PLAN" shall mean the Salaried Employees' Retirement Plan of Cooper Industries, Inc., as amended from time to time.

         (j) EMPLOYER. The term "EMPLOYER" shall mean the Company, and/or McGraw-Edison Company, and/or Champion Spark Plug Company, as well as any subsidiary of the Company which may adopt the Plan in accordance with the provisions of Article VIII.

         (k)     LOCAL ADMINISTRATIVE COMMITTEE.  The term "LOCAL
ADMINISTRATIVE COMMITTEE" shall mean tile administrative committee that administers the Plan as set forth in Article VI.

         (1) MCGRAW DEFERRAL PLAN. The term "MCGRAW DEFERRAL PLAN" shall mean the McGraw-Edison Executive Deferred Compensation Plan or the McGraw-Edison Supplemental Executive Benefits Plan.

         (m) PARTICIPANT. The term "PARTICIPANT" shall mean any employee of an Employer who is eligible to participate in the Plan pursuant to Article II of the Plan.

         (n) PLAN. The term "PLAN" shall mean the Cooper Industries, Inc. Supplemental Excess Defined Benefit Plan as set forth herein.

         (o)     PLANS ADMINISTRATION COMMITTEE.  The term "PLANS
ADMINISTRATION COMMITTEE" shall mean the Cooper Industries Plans Administration Committee established pursuant to the Plans Management Procedure adopted by the Board of Directors of the Company to administer the Company's employee benefit plans.

         1.2 CONSTRUCTION. Where necessary or appropriate to the meaning hereof, the singular shall be deemed to include the plural, the plural to include the singular, the masculine to include the feminine, and the feminine to include the masculine.

                                   ARTICLE II

                       ELIGIBILITY FOR PLAN PARTICIPATION

         Any select management and highly compensated employee of an Employer:


         (i) whose retirement benefits under the Cooper Salaried Plan are limited by the provisions of Section 415 or Section 401(a)(17) of the Code; or

         (ii) who participates in the Cooper Salaried Plan as well as in the Cooper Deferral Plan or the McGraw Deferral Plan; or

         (iii) whose retirement benefits under the Cooper Salaried Plan are curtailed by the adoption of Alternative II D pursuant to provisions of IRS Notice 88-131 and who elects to receive such curtailed benefits under the Plan rather than under the Cooper Salaried Plan;

         shall become a Participant in the Plan automatically upon such limitation, participation, or election. Notwithstanding the foregoing, any individual who was a participant in the Champion Excess Plan on July 31, 1990, shall become a Participant as of August 1, 1990 and any individual who was a participant in the Cameron Excess Plan as of the close of business on August 31, 1990, shall become a Participant as of September 1, 1990.

                                  ARTICLE III

                            AMOUNT OF PLAN BENEFITS


         Except as set forth below, the supplemental benefit payable to an eligible Participant under the Plan shall be an amount which when added to the retirement benefit payable to such Participant under the Cooper Salaried Plan or, if applicable, the Champion Salaried Plan, equals the retirement benefit which would have been payable under the Cooper Salaried Plan or, if applicable, the Champion Salaried Plan to the Participant, if (i) the limitations of Sections 401(a)(17) and 415 of the Code were not in effect; (ii) the provisions of Alternative II D were not in effect, provided that the Participant elected to receive any benefits curtailed due to the adoption of Alternative II D under the Plan; and/or (iii) the Participant had not deferred any compensation under the Cooper Deferral Plan or the McGraw Deferral Plan which would have been considered as compensation for benefit accrual purposes under the Cooper Salaried Plan and was not so considered due to such deferral.

         Notwithstanding the foregoing, the following benefits shall also be payable under the Plan:

         (a) The benefit payable under the Plan to any Participant who retired or separated from service prior to August 1, 1990 and who was covered under the Champion Excess Plan on July 31, 1990, shall be the amount which such Participant was eligible to receive under the terms of the Champion Excess Plan in effect as of the date of such retirement or separation from service.

         (b) The benefit payable under the Plan to any Participant who was a participant in the Champion Supplemental Plan on July 31, 1990, shall be an amount which such Participant would have received (i) under the Champion Spark Plug Company Salaried Employees' Retirement Income Plan (the "Champion Salaried Plan") if he was covered under such plan on July 31, 1990 and if all his service with Champion Spark Plug Company or a predecessor or subsidiary thereof had been covered under the Champion Salaried Plan, or (ii) under the DeVilbiss Company Salaried Employees Retirement Plan (the "DeVilbiss Salaried Plan") if all his service with the Company or a predecessor or subsidiary thereof had been covered under the DeVilbiss Salaried Plan, or (iii) under the Baron Drawn Steel Salaried Retirement Plan (the "Baron Salaried Plan") if all his service with the Company or a predecessor or subsidiary thereof had been covered under the Baron Salaried Plan; provided, however, that if such a Participant was covered under more than one of the aforementioned plans, his benefit shall be determined under the provisions of the plan which would produce the greatest benefit; and provided further, that the amount of any benefit payable to a Participant under any plan which is based on service that is used to determine a benefit hereunder shall reduce such Participant's Plan benefits; and

         (c) The benefit payable under the Plan to any Participant who had retired or separated from service prior to September 1, 1990 and who was covered under the Cameron Excess Plan on August 31, 1990, shall be the amount which such Participant was eligible to receive under the terms of the Cameron Excess Plan in effect as of the date of such retirement or separation from service;

         In addition, notwithstanding the foregoing, in the event that a Participant who retired or separated from service prior to August 1, 1990 and who was covered under the Champion Excess Plan on July 31, 1990, engages in competition with the Company, in the sole judgment of the Plans Administration Committee, all benefits otherwise payable hereunder to such Participant shall be forfeited immediately and that no further benefits under the Plan or otherwise shall be payable or due such Participant. In addition, payments made to a Participant while such Participant engaged in competition with the Company shall be refundable to the Company at its request.


                                   ARTICLE IV

                            PAYMENT OF PLAN BENEFITS

         The supplemental benefits determined under Article III shall be paid to a Participant or his Beneficiary, if applicable, in the same manner and form as, and coincident with, the payment of the retirement benefits of such Participant, or Beneficiary, under the Cooper Salaried Plan, utilizing the factor or conditions applicable to a Participant's or a Beneficiary's benefit under the Cooper Salaried Plan. Notwithstanding the foregoing, any Plan benefit attributable to the curtailment of the Cooper Salaried Plan or, if applicable, the Champion Salaried Plan due to the adoption of the Alternative II-D, shall be paid upon the Participant's election to receive such curtailed benefit from the Plan rather than the Cooper Salaried Plan or the Champion Salaried Plan. Furthermore, any benefit determined under Article III that is attributable to the Champion Excess Plan, the Champion Supplemental Plan, or the Cameron Excess Plan shall be payable to an eligible Participant in the same manner and form, and coincident with, the benefits such Participant would have received under the Champion Excess Plan, the Champion Supplemental Plan, or the Cameron Excess Plan, as the case may be.

                                   ARTICLE V

                                 BENEFICIARIES

         In the event a Participant dies before his interest under the Plan has been distributed to him in full, any remaining interest, or portion thereof, shall be distributed pursuant to Article IV to his Beneficiary who shall be the person designated as his beneficiary under the Cooper Salaried Plan, or if such interest is attributable to the Champion Excess Plan, the Champion Supplemental Plan, or the Cameron Excess Plan, his Beneficiary shall be his beneficiary pursuant to the terms of the Champion Excess Plan, the Champion Supplemental Plan or the Cameron Excess Plan, as the case may be.

                                   ARTICLE VI

                           ADMINISTRATIVE PROVISIONS
         6.1 ADMINISTRATION. The Plan shall be administered by the Local Administrative

Committee under the Cooper Salaried Plan which shall administer it in a manner consistent with the administration of the Cooper Salaried Plan, as from time to time amended, except that the Plan shall be administered as an unfunded plan not intended to meet the qualification requirements of Section 401 of the Code.

         6.2 POWERS AND AUTHORITIES OF THE COMMITTEE. The Local Administrative Committee shall have full power and authority to interpret, construe and administer the Plan and its interpretations and construction hereof, and actions hereunder, including the timing, form, amount, or recipient of any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. The Local Administrative Committee may delegate any of its powers, authorities, or responsibilities for the operation and administration of the Plan to any person or committee so designated in writing by it and may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist it in carrying out its duties hereunder. No member of the Local Administrative Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan unless attributable to his own willful misconduct or lack of good faith. Members of the Local Administrative Committee shall not participate in any action or determination regarding their own benefits, if any, payable under the Plan.

         6.3 INDEMNIFICATION. In addition to whatever rights of indemnification a member of the Local Administrative Committee or the Plans Administration Committee, or any other person or persons to whom any power, authority, or responsibility is delegated pursuant to Section 6.2, may be entitled under the articles of incorporation, regulations, or by-laws of the Company, under any provision of law, or under any other agreement, the Company shall satisfy any liability actually and reasonably incurred by any such member or such other person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit, or proceeding which is related to the exercise or failure to exercise by such member or such other person or persons of any of the powers, authority, responsibilities, or discretion provided under the Plan.

                                  ARTICLE VII

                           AMENDMENT AND TERMINATION


         The Company reserves the right to amend or terminate the Plan at any time by action of the Plans Administration Committee; provided, however, that no such action shall adversely affect any Participant who is receiving supplemental benefits under the Plan or who has accrued a supplemental benefit under the Plan, unless an equivalent benefit is otherwise provided under another plan or program sponsored by the Company.

                                  ARTICLE VIII

                            ADOPTION BY SUBSIDIARIES

         Any subsidiary of the Company which at the time is not an Employer may, with the consent of the Company, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed pursuant to the authority of its Board of Directors and filed with the Company.

                                   ARTICLE IX

                                 MISCELLANEOUS

         9.1 Non-Alienation of Retirement Rights or Benefits. No benefit under the Plan shall at any time be subject in any manner to alienation or encumbrance. If any Participant or Beneficiary shall attempt to, or shall, alienate or in any way encumber his rights or benefits under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any time any such benefits would otherwise be received by anyone else or would not be enjoyed by him, his interest in all such benefits shall automatically terminate and the same shall be held or applied to or for the benefit of such person, his spouse, children, or other dependents as the Local Administrative Committee may select.

         9.2 PAYMENT OF BENEFITS TO OTHERS. If any Participant or Beneficiary to whom a retirement benefit is payable is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother, or sister, or any other individual deemed by the Local Administrative Committee to be maintaining or responsible for the maintenance of such person. Any payment made in accordance with the provisions of this Section 9.2 shall be a complete discharge of any liability of the Plan with respect to the benefit so paid.

         9.3 PLAN NON-CONTRACTUAL. Nothing contained herein shall be construed as a commitment or agreement on the part of any person employed by an Employer to continue his employment with an Employer, and nothing herein contained shall be construed as a commitment on the part of an Employer to continue the employment or the annual rate of compensation of any such person for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been established.

         9.4 FUNDING. In order to provide a source of payment for its obligations under the Plan, the Company may establish a trust fund. Subject to the provisions of the trust agreement governing such trust fund, the obligation of an Employer under the Plan to provide a Participant or a Beneficiary with a benefit constitutes the unsecured promise of such Employer to make payments as provided herein, and no person shall have any interest in, or a lien or prior claim upon, any property of the Employer.

         9.5 CONTROLLING STATUS. No Participant shall be eligible for a supplemental retirement benefit under the Plan unless such Participant is a Participant on the date of his retirement, death, or other termination of employment.

         9.6 CLAIMS OF OTHER PERSONS. The provisions of the Plan shall in no event be construed as giving any person, firm or corporation any legal or equitable right as against an Employer, its officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

         9.7     SEVERABILITY.   The invalidity or unenforceability of any
particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

         9.8 GOVERNING LAW. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

              *                        *                      *

          EXECUTED at Houston, TX, this 27th day of February, 1992.

                                           COOPER INDUSTRIES, INC.



                                           By /s/Lawrence H. Polsky
                                              ---------------------------------
                                           Title:

                                FIRST AMENDMENT
                                     TO THE
                            COOPER INDUSTRIES, INC.
                    SUPPLEMENTAL EXCESS DEFINED BENEFIT PLAN



         WHEREAS, Cooper Industries, Inc. ("Cooper") maintains the Cooper Industries, Inc. Supplemental Excess Defined Benefit Plan (the "Plan"), which is a supplemental retirement plan for the benefit of a select group of management employees employed by Cooper; and

         WHEREAS, Cooper and Belden Wire & Cable Company ("BW&C") entered into a certain Asset Transfer Agreement on July 26, 1993, under which certain assets of Cooper were to be transferred to BW&C and in conjunction therewith certain liabilities under the Plan for employees of BW&C and certain active and former employees of Cooper were to be transferred and spun-off to by a separate plan maintained by BW&C known as the Belden Wire & Cable Company Supplemental Excess Defined Benefit Plan as of August 1, 1993;

         NOW, THEREFORE, the Plan is hereby amended, as of August 1, 1993, in the respects hereinafter set forth to reflect such spin-off.

         1. Section 1.1(j) of the Plan is hereby amended by the addition of the following sentence at the end thereof to provide as follows:

                 As of August 1, 1993, such term shall not include Belden Wire & Cable Company.


         2. Article II of the Plan is hereby amended by the addition of the following sentence at the end thereof to provide as follows:

                 Notwithstanding any other provision of the Plan to the contrary, as of August 1, 1993, the participation of any employee of the Belden Wire & Cable Company and any former employee of the Belden Electrical Wire Products Division of the Company who was last employed at the Richmond, Indiana facility, the Clinton, Arkansas facility, the Essex Junction, Vermont facility, the Franklin, North Carolina facility, the Monticello, Kentucky facility, the Tompkinsville, Kentucky facility, or a related sales office shall cease and any such employee or former employee shall no longer be a Participant in the Plan.

         3. Article III of the Plan is hereby amended by the addition of the following paragraph at the end thereof to provide as follows:

                 Notwithstanding any other provision of the Plan to the contrary, any supplemental benefit credited or payable, as of August 1, 1993, to a Participant who is an employee of Belden Wire & Cable Company or a former employee of the Belden Electrical Wire Products Division of the Company who was last employed at the Richmond, Indiana facility, the Clinton, Arkansas facility, the Essex Junction, Vermont facility, the Franklin, North Carolina facility, the Monticello, Kentucky facility, the Tompkinsville, Kentucky facility or a related sales office shall not be credited under the Plan but instead shall be credited under the Belden Wire & Cable Company Supplemental Excess Defined Benefits Plan.

         4. Article IV of the Plan is hereby amended by the addition of the following paragraph at the end thereof to provide as follows:

                 Notwithstanding any other provision of the Plan to the contrary, any supplemental benefit credited or payable, as of August 1, 1993, to a Participant who is an employee of Belden Wire & Cable Company or a former employee of the Belden Electrical Wire Products Division of the Company who was last employed at the Richmond, Indiana facility, the Clinton, Arkansas facility, the Essex Junction, Vermont facility, the Franklin, North Carolina facility, the Monticello, Kentucky facility, the Tompkinsville, Kentucky facility or a related sales office shall not be payable from the Plan but instead shall be payable from the Belden Wire & Cable Company Supplemental Excess Defined Benefits Plan.

         5. Article VIII of the Plan is hereby amended by the addition of the following sentence at the end thereof to provide as follows:

                 As of August 1, 1993, Belden Wire & Cable Company shall no longer be a participating employer in the Plan.

         6. Article IX of the Plan is hereby amended by the addition of the following Section 9.9 to provide as follows:

                          9.9 Discontinuance of Coverage and Transfer of Liabilities with Respect to Belden Employees. As of August 1, 1993, coverage under the Plan is closed to any individual employed by Belden Wire & Cable Company at the Richmond, Indiana facility, the Clinton, Arkansas facility, the Essex Junction, Vermont facility, the Franklin, North Carolina facility, the Monticello, Kentucky facility, the Tompkinsville, Kentucky facility or a related sales office (a "Belden Employee") and thereafter no Belden Employee shall become covered by the Plan. Moreover, as of August 1, 1993, liabilities attributable to Belden Employees and any individual who terminated employment prior to said date from the Richmond, Indiana facility, the Clinton, Arkansas facility, the Essex Junction, Vermont facility, the Franklin, North Carolina facility, the Monticello, Kentucky facility, the Tompkinsville, Kentucky facility or a related sales office of the Company or Belden Wire & Cable Company shall be transferred to and assumed by Belden Wire & Cable Company under the Belden Wire & Cable Supplemental Excess Defined Benefit Plan to be held, administered and governed thereunder.


         Executed at Houston, Texas this 8th day of September, 1993.


                                                 COOPER INDUSTRIES, INC.



                                                 By: /s/ Alan E. Riedel
                                                     --------------------------
                                                 Title:

                                SECOND AMENDMENT
                                     TO THE
                            COOPER INDUSTRIES, INC.
                              SUPPLEMENTAL EXCESS
                              DEFINED BENEFIT PLAN
                          (AUGUST 1, 1990 RESTATEMENT)



         WHEREAS, Cooper Industries, Inc. (hereinafter referred to as the "Company") maintains the Cooper Industries, Inc. Supplemental Excess Defined Benefit Plan (hereinafter referred to as the "Plan") for the benefit of a select group of management employees of the Company and its subsidiaries; and

         WHEREAS, the Plan was amended and restated as of August 1, 1990; and

         WHEREAS, the Company desires to amend the Plan to establish certain minimum benefits as of December 31, 1993;

         NOW, THEREFORE, Article II of the Plan is hereby amended by the addition thereto of the following provision.

                 Notwithstanding the foregoing, as of December 31, 1993 the Participants listed below shall be one hundred percent (100%) vested in the applicable lump sum amount listed below. Moreover, said Participants and all other Participants shall be vested in their benefits under the plan (except for the lump sum amounts listed below) upon separating from service provided they are vested in benefits under the Cooper Salaried Plan.

      NAME                      SOCIAL                       MINIMUM BENEFIT
                           SECURITY NUMBER                    (LUMP SUM)
W.D. BREWER                                                 $    32,000.00
J. BUCKLEY                                                       28,800.00
W. CALLAHAN                                                      61,800.00
J.0. CAMPBELL                                                     8,600.00
T. CAMPBELL                                                      50,600.00
R. CIZIK                                                      3,225,000.00
J. COPPOLA                                                       60,900.00
D.D. CROSS                                                      177,500.00
J. GETHIN                                                         8,000.00
J. GODWIN                                                        28,100.00
K. HARDCASTLE                                                     6,400.00
A. HILL                                                           8,300.00
R. JACKSON                                                       19,300.00
H. LABRUN                                                        16,000.00
R. MATZ                                                           4,200.00
D. MCWILLIAMS                                                    50,900.00
J. MONTER                                                         1,900.00
C. PLESNICHER                                                    31,500.00
L. POLSKY                                                         3,100.00
A.E. RIEDEL                                                   1,355,000.00
J. RILEY                                                        271,900.00
D. SCHUMACHER                                                     1,400.00
M. SEBASTIAN                                                    239,800.00
N. SHAHAN                                                        64,000.00
D. SHELEY                                                         6,800.00
K. STEVENSON                                                     71,100.00
N. TESHOIAN                                                      22,700.00
D. THOMSON                                                       80,500.00
W. TUCK                                                          30,300.00
T. WALL                                                           2,000.00
D. WHITE, JR.                                                    22,600.00



Executed at Houston, Texas this 20th day of December, 1993.

                                            COOPER INDUSTRIES, INC.

                                            By: /s/Carl J. Plesnicher, Jr.
                                                -------------------------------
                                            Title:

                                THIRD AMENDMENT
                                       TO
                            COOPER INDUSTRIES, INC.
                              SUPPLEMENTAL EXCESS
                              DEFINED BENEFIT PLAN
                          (AUGUST 1, 1990 RESTATEMENT)



         WHEREAS, Cooper Industries, Inc. (hereinafter referred to as the"Company") maintains the Cooper Industries, Inc Supplemental Excess Defined Benefit Plan (hereinafter referred to as the "Plan") for the benefit of a select group of management employees of the Company and its subsidiaries; and

         WHEREAS, the Plan was amended and restated as of August 1, 1990; and

         WHEREAS, the Plan was amended subsequently on two occasions; and

         WHEREAS, the Company desires to amend the Plan again;

         NOW, THEREFORE, the Plan is hereby amended, effective as or January 1, 1994, in the manner hereinafter set forth:

         1. Section 1.1(j) of the Plan is hereby amended by the addition of the sentence at the end thereof to provide as follows:

                 As of January 1, 1994, such term shall not include Gardner Denver Machinery Inc.

         2. Article II of the Plan is hereby amended by the addition of the sentence at the end thereof to provide as follows:

                 Notwithstanding any other provision of the Plan to the contrary, as of January 1, 1994, the participation of any employee of Gardner Denver Machinery Inc. and any former employee of the Gardner Denver Division of the Company who was last employed at the Quincy, Illinois facility, the LaGrange, Missouri facility, the Compton, California facility, or a related sales office shall cease and any such employee or former employee shall not longer be a Participant in the Plan.

         3. Article III of the Plan is hereby amended by the addition of the paragraph at the end thereof to provide as follows:

                 Notwithstanding any other provision of the Plan to the contrary, any supplemental benefit credited or payable, as of January 1, 1994, to a

                 Participant who is an employee of Gardner Denver Machinery Inc. or a former employee of the Gardner Denver Division of the Company who was last employed at the Quincy, Illinois facility, the LaGrange, Missouri facility, the Compton, California facility or a related sales office shall not be so credited or payable under the Plan but rather shall be credited and payable under the Gardner Denver Machinery Inc. Supplemental Excess Defined Benefit Plan.

         4. Article IV of the Plan is hereby amended to provide as follows:


                                   ARTICLE IV

                            PAYMENT OF PLAN BENEFITS

         Except as other provided herein, the supplemental benefits determined under Article III shall be paid to a Participant or his Beneficiary, if applicable, in the same manner and form as, and coincident with, the payment of the retirement benefits of such Participant, or Beneficiary, under the Cooper Salaried Plan, utilizing the factors or conditions applicable to a Participant's benefit or a Beneficiary's benefit, as the case may be, under the Cooper Salaried Plan; provided, however, that benefits payable hereunder to any Participant whose accrued benefit under the Cooper Salaried Plan is subject to the tax on excess distributions pursuant to Section 4980A of the Code shall be paid in any manner and form as benefits under the Cooper Salaried Plan are payable as of the retirement date of such Participant with no requirement that benefits payable hereunder be distributed in the same manner, form, or time as the benefits of such Participant are payable under the Cooper Salaried Plan. Notwithstanding the foregoing, any benefit determined under Article III that is attributable to the Champion Excess Plan, the Champion Supplemental Plan, or the Cameron Excess Plan shall be payable to an eligible Participant in the same manner and form, and coincident with, the benefits such Participant would have received under the Champion Excess Plan, the Champion Supplemental Plan, or the Cameron Excess Plan, as the case may be. Notwithstanding any other provision of the Plan to the contrary, any supplemental benefit credited or payable: (i) as of August 1, 1993, to a Participant who is an employee of Belden Wire & Cable Company or a former employee of the Belden Electrical Wire Products Division Of the Company who was last employed at the Richmond, Indiana facility, the Clinton, Arkansas facility, the Essex Junction, Vermont facility, the Franklin, North Carolina facility, the Monticello, Kentucky facility, the Tompkinsville, Kentucky facility or a related sales office shall not be payable from the Plan but instead shall be payable from the Belden Wire & Cable Company Supplemental Express Defined Benefits Plan and (ii) as of January 1, 1994, to a Participant who is an employee of Gardner Denver Machinery Inc. or a former employee of the Gardner Denver Division of the Company who was last employed at the Quincy, Illinois facility, the LaGrange, Missouri facility, the Compton, California facility or a related sales office shall not be payable from the Plan but instead shall be payable from the Gardner Denver Machinery Inc. Supplemental Excess Defined Benefit Plan.

         5. Article VIII of the Plan is hereby amended by the addition of the sentence at end thereof to provide as follows:

                 As of January 1, 1994, Gardner Denver Machinery Inc. shall no longer be a participating employer in the Plan.

         6. Article IX of the Plan is hereby amended by the addition of the Section 9.10 to provide as follows:

                 9. 10 Discontinuance of Coverage and Transfer of Liabilities with Respect to Gardner Denver Employees. As of January 1, 1994, coverage under the Plan is closed to any individual employed by Gardner Denver Machinery Inc. at the Quincy, Illinois facility, the LaGrange, Missouri facility, the Compton, California facility or a related sales office (a "Gardner Denver Employee") and thereafter no Gardner Denver Employee shall become covered by the Plan. Moreover, as of January 1, 1994, liabilities attributable to Gardner Denver Employees and any individual who terminated employment prior to said date from the Quincy, Illinois facility, the LaGrange, Missouri facility, the Compton, California facility or a related sales office of the Company or Gardner Denver Machinery Inc. shall be transferred to and assumed by Gardner Denver Machinery Inc. under the Gardner Denver Machinery Inc. Supplement Excess Defined Benefit Plan to be held, administered and governed thereunder.


Executed at Houston, Texas this 28th day of February, 1994.


                                                COOPER INDUSTRIES, INC.



                                                By: /s/Carl J. Plesnicher, Jr.
                                                    ---------------------------
                                                Title:

                                FOURTH AMENDMENT
                                       TO
                            COOPER INDUSTRIES, INC.
                              SUPPLEMENTAL EXCESS
                              DEFINED BENEFIT PLAN
                          (AUGUST 1, 1990 RESTATEMENT)



         WHEREAS, Cooper Industries, Inc. (hereinafter referred to as the "Company") maintains the Cooper Industries, Inc. Supplemental Excess Defined Benefit Plan (hereinafter referred to as the "Plan") which is a supplemental retirement plan for the benefit of a select group of management employees of the Company and its subsidiaries; and

         WHEREAS, the Plan was amended and restated as of August 1, 1990; and

         WHEREAS, the Plan was amended subsequently on three occasions; and

         WHEREAS, the Company desires to amend the Plan again to provide for the cessation of active participation in the Plan by employees of Cameron Forged Products Company as of May 26, 1994;

         NOW, THEREFORE, the Plan is hereby amended, effective as of May 26, 1994, in the respects hereinafter set forth.

         1. Section 1.1(j) of the Plan is hereby amended by the addition of a new sentence at the end thereof to provide as follows:

                 As of May 26, 1994, such term shall not include Cameron Forged Products Company.

         2. Article II of the Plan is hereby amended by the addition of two sentences at the end thereof to provide as follows:

                 Notwithstanding any other provision of the Plan to the contrary, as of May 26, 1994, the active participation of any employee of Cameron Forged Products Company shall cease and thereafter no employee of Cameron Forged Products Company shall become covered by the Plan.

         3. Article IV of the Plan is hereby amended by the addition of the following sentences at the end thereof to provide as follows:

                 Notwithstanding any provision of the Plan to the contrary, in no event shall any benefit of a Participant who is employed by Cameron Forged Products Company, or a successor thereof, be distributed to such Participant prior to termination of employment with Cameron Forged Products Company, or successor thereof, by such Participant.

         4. Article VIII of the Plan is hereby amended by the addition of the sentence at the end thereof to provide as follows:

                 As of May 26, 1994, the Cameron Forged Products Company shall no longer be a participating employer in the Plan.


Executed at Houston, Texas this 25th day of May, 1994.

                                             COOPER INDUSTRIES, INC.



                                             By: /s/Carl S. Plesnicher, Jr.
                                                 ------------------------------
                                             Title: Senior Vice President
                                                       Human Resources

                                FIFTH AMENDMENT
                                       TO
                            COOPER INDUSTRIES, INC.
                    SUPPLEMENTAL EXCESS DEFINED BENEFIT PLAN
                          (AUGUST 1, 1990 RESTATEMENT)



         WHEREAS, Cooper Industries, Inc. (hereinafter referred to as "Cooper") maintains the Cooper Industries, Inc. Supplemental Excess Defined Benefit Plan (hereinafter referred to as the "Plan") which is a supplemental retirement plan for the benefit of a select group of management employees of Cooper and its subsidiaries; and

         WHEREAS, Cooper acquired the stock of Moog Automotive, Inc. on October 1, 1992, and in conjunction therewith assumed the Moog Automotive, Inc. Executive Supplemental Pension Plan (hereinafter referred to as the "Moog SERP"); and

         WHEREAS, Cooper desires to amend the Plan to reflect the merger of the Moog SERP into the Plan as of January 1, 1994; and

         WHEREAS, Cooper and Cooper Cameron Corporation (hereinafter referred to as "Cooper Cameron") have determined to transfer and spin-off as of January 1, 1995, certain liabilities under the Plan for employees of Cooper Cameron who were former employees of Cooper as well as liabilities for certain former employees of Cooper to a separate plan maintained by Cooper Cameron known as the Cooper Cameron Corporation Supplemental Excess Defined Benefit Plan;

         NOW, THEREFORE, effective as of January 1, 1994, the Plan is hereby amended in the respects hereinafter set forth to reflect such spin-off.

         1. Section 1.1(j) of the Plan is hereby amended to provide as follows:

                 (j) Employer. The term "Employer" shall mean the Company, McGraw-

                 Edison Company, Champion Spark Plug Company, Cameron Iron Works, Inc., and Moog Automotive, Inc. as well as any subsidiary of the Company which may adopt the Plan in accordance with the provisions of Article VIII. Notwithstanding the foregoing, effective as of the applicable date hereinafter set forth, the following subsidiaries shall not be included as an Employer under the Plan.
                 Effective Date                      Subsidiary
                 --------------                      ----------
                 [S]                       [C]
                 August 1, 1993            Belden Wire & Cable Company
                 January 1, 1994           Gardner Denver Machinery Inc.
                 May 26, 1994              Cameron Forged Products Company
                 January 1, 1995           Cooper Cameron Corporation

         2. Section 1.1 of the Plan is hereby amended by the addition of a new paragraph (p) at the end thereto to provide as follows:

                 (p) Moog SERP. The term "Moog SERP" shall mean the Moog Automotive, Inc. Executive Supplemental Plan.

         3. Article II of the Plan is hereby amended to provide as follows:

                          2.1 Eligibility of Active Employees. Any select management and highly compensated employee of an Employer:

                          (i) whose retirement benefits under the Cooper Salaried Plan are limited by the provisions of Section 415 or Section 401(a)(17) of the Code; or

                          (ii) who participates in the Cooper Salaried Plan as well as in the Cooper Deferral Plan or the McGraw Deferral Plan;

                 shall become a Participant in the Plan automatically upon such limitation or participation.

                          2.2     Participation of Certain Employees.
                 Notwithstanding the provisions of Section 2.1, but subject to the provisions of Section 2.3, individuals who were participants in a plan set forth below as of the applicable effective date shall become a Participant in the Plan as of the applicable participation date set forth below:
                                                               Plan
                                                               Participation
                          Plan            Effective Date       Date
                          ----            --------------       -----------------
                 Champion Excess Plan     July 31, 1990        August 1, 1990
                 Cameron Excess Plan      August 31, 1990      September 1, 1990
                 Moog SERP                December 31, 1993    January 1, 1994

                                  2.3      Termination of Participation.
                          Notwithstanding the provisions of Sections 2.1 and
                          2.2 effective as of the applicable date hereinafter set forth, Participants last employed at the following facilities shall cease to be covered by the Plan.


Employer                       Facility                        Effective Date
--------                       --------                        --------------
1.  Belden Wire & Cable        Richmond, Indiana               August 1, 1993
        Company                Clinton, Arkansas
                               Essex Junction, Vermont
                               Franklin, North Carolina
                               Monticello, Kentucky
                               Tompkinsville, Kentucky
                               Related Sales Offices

2.  Gardner Denver             Quincy, Illinois                January 1, 1994
    Machinery Inc.             LaGrange, Missouri
                               Compton, California
                               Related Sales offices

3.  Cooper Cameron             Houston, Texas                  January 1, 1995
     Corporation               Berwick, Louisiana
                               Katy, Texas
                               Liberty, Texas
                               Missouri City, Texas
                               Oklahoma City, Oklahoma
                               Patterson, Louisiana
                               Richmond, Texas
                               Ville Platte, Louisiana
                               Related Sales and Services
                                    Facilities

4.  Cooper Energy Service      Mount Vernon, Ohio              January 1, 1995
         Operations            Grove City, Pennsylvania
                               Springfield, Ohio
                               Oklahoma City, Oklahoma
                               Wheat Ridge, Colorado
                               Alameda, California
                               Tulsa, Oklahoma
                               Related Sales Offices

5. Cooper Turbocompressor       Buffalo, New York              January 1, 1995
                                Sales Offices

6. Wheeling Machine             Pine Bluff, Arkansas           January 1, 1995
   Products Company

4.       Article III of the Plan is hereby amended to provide as follows:

                                  ARTICLE III

                            AMOUNT OF PLAN BENEFITS

                 3.1 Benefit Payable to Active Participants. Except as set forth below, the supplemental benefit payable to an eligible Participant under the Plan who is credited with service for benefit accrual purposes under the Cooper Salaried Plan, shall be an amount which when added to the retirement benefit payable to such Participant under the Cooper Salaried Plan equals the retirement benefit which would have been payable under the Cooper Salaried Plan to the Participant, if (i) the limitations of Sections 401(a)(17) and 415 of the Code were not in effect; and/or (ii) the Participant had not deferred any compensation under the Cooper Deferral Plan or the McGraw Deferral Plan which would have been considered as compensation for benefit accrual purposes under the Cooper Salaried Plan and was not so considered. Notwithstanding the foregoing, in no event shall the supplemental benefit of a Participant who formerly participated in the Moog SERP and who is listed below (a "Former Moog SERP Participant") be less than the amount hereinafter set forth, reduced, however, by 3/12ths of one percent for each month that commencement of benefits precedes attainment of age 60.

         Former Moog
         SERP                          Monthly Single Life Annuity Payable
         Participant                   at or after Age 60
         -----------                   -----------------------------------

         L. W. McCurdy                                  $ 2,213.47
         J. A. Passante                                 $   628.67
         J. F. Collins                                  $   698.34
         T. M. Smith                                    $   297.17
         J. C. Corey                                    $   688.81
         G. Holler                                      $   436.97
         K. G. Mullen                                   $ 1,020.42

                 3.2 Benefit Payable to Participants Formerly Covered By Another Nonqualified Plan. The supplemental benefit payable to a Participant who was not credited with service for benefit accrual purposes under the Cooper Salaried Plan shall be an amount determined as follows:

                          (a) The benefit payable under the Plan to any Participant who retired or separated from service prior to August 1, 1990, and who was covered under the Champion Excess Plan on July 31, 1990, shall be the amount which such Participant was eligible to receive under the terms of the Champion Excess Plan in effect as of the date of such retirement or separation from service.

                          (b) The benefit payable under the Plan to any Participant who was a Participant in the Champion Supplemental Plan on July 31, 1990, shall be an amount which such Participant would have received (i) under the Champion Spark Plug Company Salaried Employees' Retirement Income Plan (the "Champion Salaried Plan") if he had been covered under such plan on July 31, 1990 and if all his service with Champion Spark Plug Company or a predecessor or subsidiary thereof had been covered under the Champion Salaried Plan, or (ii) under the DeVilbiss Company Salaried Employees Retirement Plan (the "DeVilbiss Salaried Plan") if all his service with the Company or a predecessor or subsidiary thereof had been covered under the DeVilbiss Salaried Plan, or (iii) under the Baron Drawn Steel Salaried Retirement Plan (the "Baron Salaried Plan") if all his service with the Company or a predecessor or subsidiary thereof had been covered under the Baron Salaried Plan; provided, however, that if such a Participant was covered under more than one of the aforementioned plans, his benefit shall be determined under the provisions of the plan which would produce the greatest benefit; and provided further, that the amount of any benefit payable to a Participant under any plan which is based on service that is used to determine a benefit hereunder shall reduce such Participant's Plan benefits.

                          (c) The benefit payable under the Plan to any Participant who had retired or separated from service prior to September 1, 1990 and who was covered under the Cameron Excess Plan on August 31, 1990, shall be the amount which such Participant was eligible to receive under the terms of the Cameron Excess Plan in effect as of the date of such retirement or separation from service.

                          (d) The benefit payable under the Plan to any Participant who retired or separated from service prior to October 1, 1992, and who was covered under the Moog SERP on September 30, 1992, shall be the amount which such Participant was eligible to receive under the terms of the Moog SERP in effect as of the date of such retirement or separation from service.

         3.3    Cessation of Benefits to Certain Participants.

         Notwithstanding the foregoing, benefits otherwise payable under the Plan to certain Participants listed below shall cease as of the applicable effective date

                          (a) In the event that a Participant who retired or separated from service prior to August 1, 1990 and who was covered under the Champion Excess Plan on July 31, 1990, engages in competition with the Company, in the sole judgment of the Plans Administration Committee, all benefits otherwise payable hereunder to such Participant shall be forfeited immediately and that no further benefits under the Plan or otherwise shall be payable or due such Participant. In addition, payments made to a Participant while such Participant engaged in competition with the Company shall be refundable to the Company at its request.

                          (b) Any supplemental benefit credited or payable as of January 1, 1995, to a Participant who is an employee of Cooper Cameron Corporation or a former employee of the Company who was last employed by the Cooper Tool Oil Division, the Cooper Energy Services Operations, the Cooper Turbocompressor Division, or Wheeling Machine Products Company and who was not employed by the Company on January 1, 1995, shall not be so credited or payable under the Plan but rather shall be credited and payable under the Cooper Cameron Corporation Supplemental Excess Defined Benefit Plan.

         5. Article IV of the Plan is hereby amended to provide as follows:

                                   ARTICLE IV

                            PAYMENT OF PLAN BENEFITS

         Except as specifically provided hereinafter, the supplemental benefits determined under Article III shall be paid to a Participant or his Beneficiary, if applicable, in the same manner and form as, and coincident with, the payment of the retirement benefits of such Participant, or Beneficiary, under the Cooper Salaried Plan, utilizing the factor or conditions applicable to the benefit of such Participant or Beneficiary under the Cooper Salaried Plan. Notwithstanding the foregoing:

         (i) Any supplemental benefit that is determined pursuant to the provisions of Section 3.2 and that is being paid thereunder to a Participant who is, or was, not credited with benefit accrual service under the Cooper Salaried Plan and who is, or was, eligible to such Plan benefit due to the merger of the Champion Excess Plan, the Champion Supplemental Plan, the Cameron

                 Excess Plan, or the Moog Automotive, Inc. Executive Supplemental Plan (a "Merged Plan") into the Plan, shall be payable to such Participant in the same manner, form, time, and duration applicable to the benefits of such Participant under the Merged Plan formerly covering such Participant.

         (ii) Any supplemental benefit that is payable to a Participant who is a Former Moog SERP Participant pursuant to the provisions of Section 3.1 shall be payable to such Participant either in a single sum or in the same manner, form, time and duration applicable to the benefits of such Participant under the Moog SERP as of December 31, 1993.

         (iii) In no event shall any benefit of a Participant who is employed by Cameron Forged Products Company, or a successor thereof, be distributed to such Participant prior to his termination of employment with Cameron Forged Products Company, or successor thereof.

         (iv) Any supplemental benefit credited or payable: (a) as of August 1, 1993, to a Participant who is an employee of Belden Wire & Cable Company or a former employee of the Belden Electrical Wire Products Division of the Company who was last employed at the Richmond, Indiana facility, the Clinton, Arkansas facility, the Essex Junction, Vermont facility, the Franklin, North Carolina facility, the Monticello, Kentucky facility, the Tompkinsville, Kentucky facility or a related sales office shall not be payable from the Plan but instead shall be payable from the Belden Wire & Cable Company Supplemental Excess Defined Benefits Plan; (b) as of January 1, 1994, to a Participant who is an employee of Gardner Denver Machinery Inc. or a former employee of the Gardner Denver Division of the Company who was last employed at the Quincy, Illinois facility, the LaGrange, Missouri facility, the Compton, California facility or a related sales office shall not be payable from the Plan but instead shall be payable from the Gardner Denver Machinery Inc. Supplemental Excess Defined Benefit Plan; and (c) as of January 1, 1995, to a Participant who is an employee of Cooper Cameron Corporation or a former employee who was last employed by the Cooper Oil Tool Division, the Cooper Energy Services Operations, the Cooper Turbocompressor Division, or Wheeling Machine Products Company, shall not be payable from the Plan but instead shall be payable from the Cooper Cameron Corporation Supplemental Excess Defined Benefit Plan.

         6.      Article VIII of the Plan is hereby amended provide as follows:

                                  ARTICLE VIII
                            ADOPTION BY SUBSIDIARIES

                 Any subsidiary of the Company which at the time is not an Employer may, with the consent of the Company, adopt the Plan and become an Employer hereunder. Notwithstanding the foregoing, effective as of the effective date hereinafter set forth, the following subsidiaries shall not be included as an Employer under the Plan.

                 Effective Date                         Subsidiary
                 --------------                         ----------
                 August 1, 1993            Belden Wire & Cable Company
                 January 1, 1994           Gardner Denver Machinery Inc.
                 May 26, 1994              Cameron Forged Products Company
                 January 1, 1995           Cooper Cameron Corporation

         7.     Article IX of the Plan is hereby amended by the addition of
Section 9.11 at the end thereof to provide as follows:

                 9.11 Discontinuance of Coverage and Transfer of Liabilities with Respect to Cooper Cameron Employees. As of January 1, 1995, coverage under the Plan is closed to any individual employed by Cooper Cameron Corporation (a "Cooper Cameron Employee") and thereafter no Cooper Cameron Employee shall become covered by the Plan. Moreover, as of January 1, 1995, liabilities under any Plan attributable to any individual employed by Cooper Cameron Employee or any individual who terminated employment prior to said date from the Houston, Texas facility, the Berwick, Louisiana plant, the Katy, Texas plant, the Liberty, Texas plant, the Missouri City, Texas plant, the Oklahoma City, Oklahoma plant, the Patterson, Louisiana plant, the Richmond, Texas foundry, the Ville Platte, Louisiana plant, and the sales and service locations of the former Cooper Oil Tool Division; the Mount Vernon, Ohio plant, the Cooper-Bessemer Reciprocating Products Division facility in Grove City, Pennsylvania, the Ajax-Superior facility in Springfield, Ohio, the Compressor Packaging Plant in Oklahoma City, Oklahoma, the Branch Offices in Oklahoma City, Oklahoma and Wheat Ridge, Colorado, the Enterprise Engine Services facility in Alameda, California, the Cooper Bessemer Rotating Products Division plants in Mount Vernon, Ohio and Tulsa, Oklahoma, and the sales offices of the former Cooper Energy Services Operations; the Buffalo, New York facility and sales offices of the former Cooper Turbocompressor Division; and the Pine Bluff, Arkansas plant of the former Wheeling Machine Products Company, shall be transferred to the

                 Cooper Cameron Corporation Supplemental Excess Defined Benefit Plan to be held, administered and governed thereunder.


Executed at Houston, Texas this 28th day of February, 1995.


                                             COOPER INDUSTRIES, INC.



                                             By: /s/Carl J. Plesnicher, Jr.
                                                 --------------------------
                                             Title: Senior Vice President
                                                       Human Resources